Fees Summary	Jun. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,099.12
Total Fee Amount	2,099.12
Total Transaction Valuation	15,200,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00